Exhibit 99.1

Skydance Media and Paramount Global Complete Merger, Creating Next Generation Media Company

Ellison Family and RedBird Capital Provide Long-Term Strategic Investment to Reinvigorate Entertainment Powerhouse

David Ellison Open Letter Available at www.Paramount.com/news

LOS ANGELES and NEW YORK, Aug. 7, 2025 – Skydance Media and Paramount Global today announced the completion of their merger, creating a premier standalone global media and entertainment company, Paramount, a Skydance Corporation (“Paramount”). Paramount Class B shares will begin trading today on the Nasdaq Stock Market LLC under the new ticker symbol “PSKY.” An Open Letter from David Ellison is also available at www.paramount/news.

The close of this transaction positions Paramount to forge a new path forward in the entertainment industry, combining its extensive creative library and global distribution network with Skydance’s production expertise and industry-leading technological capabilities. In the near-term, Paramount will leverage strategic investments to capitalize on identified synergies and opportunities to streamline its business, with a focus on forward-thinking approaches to content creation and storytelling, as well as providing value and stability for shareholders. Supported by RedBird Capital’s business building and financial acumen, the newly combined entity will rely on best-in-class leadership and tech-enabled innovation to revitalize and position one of entertainment’s most storied enterprises for long-term success.

David Ellison, Chairman and CEO of Paramount, a Skydance Corporation, commented:

“Today marks an exciting and pivotal moment as we prepare to bring Paramount’s legacy as a Hollywood institution into the future of entertainment. My vision is to honor exceptional storytelling while modernizing how we make and deliver content to support the world’s top creative talent, enhance experiences for audiences worldwide, and create sustainable value for our shareholders.”

Ellison added:

“It is truly an honor and a privilege to help lead this iconic brand into its next chapter. My experience at Skydance and across all levels of production has shown me what it takes to bring great stories to life — and just how powerful it is when visionary creators are supported by strong leadership and a clear mission. With a deep understanding of the industry and a strategic approach to growth, we will stay grounded in creative excellence, embrace cutting-edge innovation, and continue delivering the entertainment, news, and sports experiences that connect with audiences worldwide. Together, we have the opportunity not only to shape Paramount’s future, but also to play a meaningful role in where our industry is headed — and we can’t wait to get started.”

Gerry Cardinale, Founder and Managing Partner of RedBird Capital, said:

“Our investment in Paramount and long-term partnership with the Ellison family reflects our deep conviction in the value of world-class intellectual property and the potential to unlock substantial growth as these businesses navigate technological disintermediation and evolving consumer preferences. We’ve been collaborating with David Ellison for the last 15 years and made our first investment in Skydance in 2019. Over this period, we’ve seen the power of an owner-operator model that integrates technological sophistication with a talent-friendly passion for producing great original content.”

Cardinale added:

“We have evaluated investing in this type of media and entertainment in Hollywood for the last 25 years, but it was only after our investment in Skydance that we began to develop tangible conviction around a performance-based approach to investing in diversified content production. The track record that David and the team at Skydance have established has prepared them for this opportunity, supported by our operating and investment team at RedBird. This is a transformative opportunity to embrace Paramount’s 113-year-old legacy as one of the most iconic Hollywood institutions and help transition it for today’s evolving technological landscape.”

About Paramount, a Skydance Corporation

Paramount, a Skydance Corporation (Nasdaq: PSKY) is a leading, next-generation global media and entertainment company, comprised of three business segments: Studios, Direct-to-Consumer, and TV Media. The Company’s portfolio unites legendary brands, including Paramount Pictures, Paramount Television, CBS – America’s most-watched broadcast network, CBS News, Nickelodeon, MTV, BET, Comedy Central, Showtime, Paramount+, Pluto TV, and Skydance’s Animation, Film, Television, Interactive/Games, and Sports divisions. For more information please visit www.paramount.com.

Advisors

RedBird Advisors, BofA Securities, Inc., Moelis & Company LLC and The Raine Group served as financial advisors to Skydance and the Investor Group. Latham & Watkins LLP served as legal counsel to Skydance and the Investor Group. Sullivan & Cromwell LLP served as legal counsel to RedBird Capital Partners. BDT & MSD Partners served as financial advisor to National Amusements, Inc. and Ropes & Gray LLP served as legal counsel. Centerview Partners LLC served as financial advisor to the Paramount Special Committee and Cravath, Swaine & Moore LLP served as legal counsel. Rothschild & Co and LionTree served as financial advisors to Paramount Global and Simpson Thacher & Bartlett LLP served as legal counsel.

Cautionary Note Regarding Forward-Looking Statements

This press release contains both historical and forward-looking statements that involve significant risks and uncertainties, including, without limitation, statements related to the consummation of the merger transactions among us, Paramount Global (“Paramount”) and Paramount Skydance Corporation (“New Paramount,” and together, the “Companies”) and the related transactions thereunder (the

“Transactions”), expectations regarding the structure of New Paramount following the merger, and expectations regarding New Paramount’s management and leadership team upon closing of the merger. All statements that are not statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Similarly, statements that describe the Companies’ objectives, plans or goals are or may be forward-looking statements. These forward-looking statements reflect current expectations concerning future results and events and generally can be identified by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “likely,” “will,” “may,” “could,” “estimate” or other similar words or phrases, and involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements.

These risks, uncertainties and other factors include, among others: challenges realizing synergies and other anticipated benefits expected from the Transactions, including integrating the Companies’ businesses successfully; risks related to Paramount’s streaming business; the adverse impact on Paramount’s advertising revenues as a result of changes in consumer behavior, advertising market conditions and deficiencies in audience measurement; risks related to operating in highly competitive and dynamic industries, including cost increases; the unpredictable nature of consumer behavior, as well as evolving technologies and distribution models; risks related to the Companies’ decisions to make investments in new businesses, products, services and technologies, and the evolution of the Companies’ business strategy; the potential for loss of carriage or other reduction in or the impact of negotiations for the distribution of the Companies’ content; damage to the Companies’ reputation or brands; losses due to asset impairment charges for goodwill, intangible assets, FCC licenses and content; liabilities related to discontinued operations and former businesses; increasing scrutiny of, and evolving expectations for, sustainability initiatives; evolving business continuity, cybersecurity, privacy and data protection and similar risks; content infringement; domestic and global political, economic and regulatory factors affecting the Companies’ businesses generally, including tariffs and other changes in trade policies; the inability to hire or retain executives, key employees or secure creative talent, including following completion of the Transactions; disruptions to the Companies’ operations as a result of labor disputes; the dilution to the earnings per share of New Paramount which may negatively affect the price of New Paramount Class B Common Stock; the Companies’ continued incurrence of significant transaction and merger-related transaction costs in connection with the Transactions; business uncertainties, including the effect of the Transactions on the Companies’ employees, commercial partners, clients and customers, and contractual restrictions; tax consequences of the Transactions; lawsuits relating to the Transactions; the Transactions triggering change of control or other provisions in certain agreements which may allow third parties to terminate or alter existing contracts or relationships; changes and uncertainties with respect to taxes in the jurisdictions in which New Paramount will operate which may have an adverse effect on New Paramount’s business; volatility in the price of New Paramount’s Class B Common Stock; potential conflicts of interest arising from the ownership structure of New Paramount with a controlling stockholder; and other factors described in New Paramount’s filings with the Securities and Exchange Commission, including but not limited to New Paramount’s Form S-4 and most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. There may be additional risks, uncertainties and factors that we do not currently view as material or that are not necessarily known. The forward-looking statements included in this press release are made only as of the date hereof, and we do not undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances.

Media Contacts:

Melissa Zukerman

Melissa.zukerman@skydance.com

310-717-8764

Laura Watson

Laura.watson@skydance.com

571-218-8714

Dan Gagnier

Gagnier Communications

dg@gagnierfc.com

646-342-8087

Investor Relations:

Kevin Creighton

kevin.creighton@skydance.com

857-294-6080

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